UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2010 (June 9, 2010)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
       On June 9, 2010, the Company will host a meeting for analysts and investors to discuss its fiscal 2010 results and fiscal 2011 outlook. Presentations will begin at 1:00 p.m. and will conclude at approximately 5:00 p.m. (Eastern Time). The meeting will be available simultaneously as a conference call and webcast.
       Interested parties may:
•	Listen to a simultaneous conference call beginning at 1:00 p.m. (ET). The dial-in number is (800) 690-3108, access code 73323576. The conference call replay will be available for 48 hours, beginning two hours after the call at (800) 642-1687, access code: 73323576.

•	Listen to a simultaneous Web cast beginning at 1:00 p.m. (ET) at www.bobevans.com/ir. The archived webcast will also be available on the Company’s web site.
     The presentation materials for the meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Presentation materials for the June 9, 2010 meeting hosted by the Company for analysts and investors to discuss its fiscal 2010 results and fiscal 2011 outlook

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: June 9, 2010	By:	/s/ Tod P. Spornhauer
Tod P. Spornhauer
Chief Financial Officer, Treasurer, and Assistant Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 9, 2010

Exhibit No.	Description

99.1	Presentation materials for the June 9, 2010 meeting hosted by the Company for analysts and investors to discuss its fiscal 2010 results and fiscal 2011 outlook

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